Exhibit 10.1

COURIER CORPORATION

COURIER COMPANIES, INC.

COURIER PUBLISHING, INC.

COURIER KENDALLVILLE, INC.

COURIER PROPERTIES, INC.

NATIONAL PUBLISHING COMPANY

COURIER NEW MEDIA, INC.

DOVER PUBLICATIONS, INC.

RESEARCH & EDUCATION ASSOCIATION, INC.

MOORE-LANGEN PRINTING COMPANY, INC.

FEDERAL MARKETING CORP.

Dated as of: October 11, 2013

RBS Citizens, N.A.,

Individually and as Agent

28 State Street

Boston, Massachusetts  02109

KeyBank National Association

One Canal Plaza

Portland, Maine 04101

TD Bank, N.A.

200 State Street

Boston, MA 02109

JPMorgan Chase Bank, N.A.

50 Rowes Wharf, 4th Floor

Boston, MA 02110

Re:                             Amendment No. 2 to Second Amended and Restated
Revolving Credit Agreement

Ladies and Gentlemen:

We refer to the Second Amended and Restated Revolving Credit Agreement, dated as of May 23, 2008 (as amended, the “Agreement”), among COURIER CORPORATION, COURIER COMPANIES, INC., COURIER PUBLISHING, INC., COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., DOVER PUBLICATIONS, INC., RESEARCH & EDUCATION ASSOCIATION, INC., MOORE-LANGEN PRINTING COMPANY, INC. and FEDERAL MARKETING

CORP. (each a “Borrower” and collectively the “Borrowers”), RBS CITIZENS, NATIONAL ASSOCIATION (successor by merger to Citizens Bank of Massachusetts), in its capacity as a Bank (“Citizens”), KEYBANK NATIONAL ASSOCIATION, in its capacity as a Bank (“Key”), JPMORGAN CHASE BANK, N.A., in its capacity as a Bank (“JPM”) and TD BANK, N.A. in its capacity as a Bank (“TD”; and together with Citizens, Key and JPM, the “Banks”), and RBS CITIZENS, NATIONAL ASSOCIATION (successor by merger to Citizens Bank of Massachusetts), in its capacity as agent for the Banks (the “Agent”).

Terms used in this letter of agreement (this “Amendment”) which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

The Borrowers propose to form two new subsidiaries:  (a) Courier International Holdings, LLC, a Delaware limited liability company (“Holdings”) which will be a wholly-owned subsidiary of National Publishing Company, and (b) Courier Brasil Holdings Ltda, a Brazilian company (“Ltda”), which will be owned 99% by National Publishing Company and 1% by Holdings.

In addition, the Borrowers propose to invest 20,000,000 BRL, or approximately $10,000,000, into Ltda, which will then invest these funds to acquire a 40% equity stake in a Brazilian company named Digital Page (“Digital Page”).

In addition, the Borrowers formed a new subsidiary, FastPencil, Inc., which they propose to include as a Borrower under the Credit Agreement.

We have requested you to make certain amendments to the Agreement to accommodate the foregoing and to provide for possible additional future investments in Digital Page.  You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Amendment.

Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree with you as follows:

ARTICLE I

AMENDMENTS TO AGREEMENT

Effective as of October 11, 2013, the Agreement is amended as follows:

(a)                                 The term “Loan Documents” shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include (i) Amendment No. 2 to Second Amended and Restated Revolving Credit Agreement, and (ii) the

Allonges to the Notes delivered by the Borrowers pursuant to Article II(c) of Amendment No. 2.

(b)                                 The definition of “Borrowers” is hereby amended to include (i) Courier International Holdings, LLC, a Delaware limited liability company, and (ii) FastPencil, Inc., a Delaware corporation.

(c)                                  A new definition of “Permitted Acquisitions” is hereby added to read as follows:

“Permitted Acquisition” means any transaction made in compliance with Section 5.8(ii).

(d)                                 Section 5.9 is hereby amended as follows:

(i)                                     clause (v) is amended and restated to read as follows: “(v)  investments in addition to those permitted in this Section 5.9 which are not for the purpose of making a Permitted Acquisition and which do not exceed in the aggregate $15,000,000;” and

(ii)                                  clause (xi) is amended by deleting the reference therein to “$10,000,000” and substituting therefor “$30,000,000”.

(e)                                  Exhibit F is hereby amended to add Courier International Holdings, LLC, and FastPencil, Inc. to the list of Borrowers.

ARTICLE II

CONDITIONS PRECEDENT TO AMENDMENT NO. 2

This Amendment shall become and be effective as of the date hereof, but only if the Agent, and the Banks as applicable, receive the following items, in form and content acceptable to the Agent:

(a)                                 Receipt by the Agent of this Amendment duly and properly authorized, executed and delivered by the Borrowers, including by Courier International Holdings, LLC, and FastPencil, Inc. which, by executing this Amendment, shall become “Borrowers” under the Agreement, each with the rights and obligations of a Borrower under the Agreement.

(b)                                 Receipt by the Agent of any updates to Exhibit C (Existing Indebtedness).

(c)                                  Receipt by Citizens of an allonge to each Note adding Holdings, and FastPencil, Inc. as Borrowers thereunder.

(d)                                 Receipt by the Agent of a certified copy of resolutions of each Borrower’s Board of Directors evidencing the due authorization, execution and delivery of this Amendment, the Allonges, and the transactions contemplated hereby;

(e)                                 Receipt by the Agent of certificates as of the date hereof signed by each of the President and Clerk (or Assistant Clerk) or Secretary (or Assistant Secretary) regarding the incumbency and true signature of the officers authorized to sign the documents referred to in this Article II and all other documents and instruments related to the Loans and the transactions contemplated hereby

(f)                                   Receipt by the Agent of a favorable opinion of Rajeev Balakrishna, in-house counsel to the Borrowers, addressed to the Agent and the Banks.

(g)                                  The Borrowers shall have reimbursed the Agent for reasonable fees and disbursements of Goulston & Storrs, counsel to the Agent, to the extent invoicee prior to the effective date.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Borrowers jointly and severally represent and warrant to you as follows:

(a)                                 Representations in Agreement.  Each of the representations and warranties made by the Borrowers in the Agreement was true, correct and complete when made and is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Amendment (except to the extent that such representations and warranties relate expressly to an earlier date).

(b)                                 No defaults or Events of Default.  No Event of Default, or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, exists on the date of this Amendment (after giving effect to all of the arrangements and transactions contemplated by this Amendment).

(c)                                  Binding Effect of Documents.  This Amendment has been duly authorized, executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein and therein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

ARTICLE IV

CONSENT

The Majority Banks hereby consent to the transactions described in the introductory paragraphs of this Amendment on the condition that they are implemented in the manner described herein and waive any restrictions in the Agreement prohibiting any such transactions.

ARTICLE V

MISCELLANEOUS

This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.  Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Loan Documents shall remain unmodified, and the Agreement and each of the Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect.

[remainder of page intentionally left blank]

[signatures follow on next page]

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment, whereupon this Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

Very truly yours,

The Borrowers:

COURIER CORPORATION
COURIER COMPANIES, INC.
COURIER PUBLISHING, INC.
COURIER KENDALLVILLE, INC.
COURIER PROPERTIES, INC.
NATIONAL PUBLISHING COMPANY
COURIER NEW MEDIA, INC.
DOVER PUBLICATIONS, INC.
RESEARCH & EDUCATION ASSOCIATION, INC.
MOORE-LANGEN PRINTING COMPANY, INC.
FEDERAL MARKETING CORP.
COURIER INTERNATIONAL HOLDINGS, LLC
FASTPENCIL, INC.

By:	/s/ Lee Cochrane
	Name:	Lee Cochrane
	Title:	Vice President and Treasurer

Courier Signature Page Amendment No. 1

The foregoing Amendment is hereby accepted by the undersigned as of October 11, 2013.

The Banks:

RBS CITIZENS, N.A.

By:	/s/ Michael Davenport
	Name:	Michael Davenport
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ John C. Everett, IV
	Name:	John C. Everett
	Title:	VP

TD BANK, N.A.

By:	/s/ Gregory W. Spurr
	Name:	Gregory W. Spurr
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Jacob Dowden
	Name:	Jacob Dowden
	Title:	Senior Vice President

The Agent:

RBS CITIZENS, N.A.

By:	/s/ Michael Davenport
	Name:	Michael Davenport
	Title:	Vice President

Courier Signature Page Amendment No. 2

Exhibit C

Updates to Exhibit C

For a list of all current indebtedness, see the most recent 10-Q filing by Courier Corporation with the Securities and Exchange Commission.